UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934
                    (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              SEABOARD CORPORATION
_______________________________________________________________________________

              (Name of Registrant as Specified In Its Charter)
_______________________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:_____________________________________________________________
          _____________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:_____________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________
          _____________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:_____________________
     (5)  Total fee paid:______________________________________________________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:______________________________________________
     (2)  Form, Schedule or Registration Statement No.:________________________
     (3)  Filing party:________________________________________________________
     (4)  Date filed:__________________________________________________________

                   SEABOARD CORPORATION
                   9000 West 67th Street
               Shawnee Mission, Kansas 66202

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      APRIL 25, 2011

     Notice is hereby given that the 2011 Annual Meeting of
Stockholders   of   Seaboard   Corporation,   a    Delaware
corporation,  will be held at the Westin  Waltham,  70  3rd
Avenue, Waltham, Massachusetts, on Monday, April 25, 2011, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect five directors to hold office until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified;

     2.   To  consider and vote on a non-binding resolution
          to  approve  the  compensation  of the Seaboard's
          named  executive   officers,   as   disclosed  in
          Seaboard's proxy statement for  the  2011  Annual
          Meeting   of   Stockholders   pursuant   to   the
          compensation disclosure rules of the Securities and Exchange Commission;

     3.   To consider  and vote on a non-binding resolution
          to   determine  the  frequency   of   stockholder
          advisory votes on the compensation of Seaboard's named executive officers;

     4.   To  consider  and  act  upon   ratification   and
          approval of the selection of KPMG LLP as the independent auditors of Seaboard for the year ending December 31, 2011; and

     5. To transact such other business as properly may come before the meeting.

     The Board of Directors has fixed the close of business on Monday, February 28, 2011, as the record date for determination of the stockholders entitled to notice of, and to vote at, the annual meeting.

                              By  order  of  the  Board  of
                              Directors,

                              David M. Becker,
                              Vice    President,    General
                              Counsel and Secretary

March 18, 2011

YOUR  VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO  ATTEND
THE MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS
APPEARING  ON  THE  ENCLOSED  PROXY  CARD  AS  PROMPTLY  AS
POSSIBLE  IN  ORDER  TO ENSURE YOUR REPRESENTATION  AT  THE
MEETING.

   IMPORTANT NOTICE Regarding the Availability of Proxy
     Materials For the Stockholder Meeting to be held on April 25, 2011

This  notice  of  annual  meeting  and  accompanying  proxy
materials  are  available  to  you  on  the  Internet.   We
encourage you to review all of the important information contained in the proxy materials before voting.

  Our Company's Proxy Statement, Annual Report and other proxy materials to Stockholders are available at:
   www.seaboardcorp.com (under "Investors" and "SEC
   Filings" tabs)

                 SEABOARD CORPORATION
                 9000 West 67th Street
            Shawnee Mission, Kansas  66202

                    PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 25, 2011

                                         March 18, 2011

Date, Time and Place of the Meeting

  This  proxy statement is furnished in connection with
the  solicitation  of proxies for  use  at  the  annual
meeting   of   stockholders  of  Seaboard   Corporation
("Seaboard")  to  be held on Monday,  April  25,  2011,
commencing  at  9:00  a.m.,  local  time,  and  at  any
adjournment  thereof.  The meeting is  called  for  the
purposes  set forth in the foregoing Notice  of  Annual
Meeting, and will be held at the Westin Waltham, 70 3rd
Avenue,   Waltham,  Massachusetts.   You   may   obtain
directions to the location of the annual meeting by calling us at (913) 676-8800.

Stockholders Entitled to Vote at the Meeting

  Stockholders  of record as of the close  of  business
on  the  February 28, 2011 record date are entitled  to
notice  of, and to vote at, the annual meeting  and  at
any      adjournment     thereof.      Seaboard     had
1,215,879.24 shares of common stock, $1.00 par value, outstanding and entitled to vote as of the record date.
Each such share of common stock is entitled to one vote on each matter properly to come before the annual meeting. This proxy statement and the enclosed form of proxy were first sent or given to stockholders on or about March 18, 2011.

Quorum Requirement

  A  quorum  of  stockholders is necessary  to  hold  a
valid meeting.  A majority of our outstanding shares of
common  stock  on  the record date, or 607,940  shares,
will  be  needed to establish a quorum for  the  annual
meeting.   Votes  cast at the annual  meeting  will  be
tabulated   by  persons  duly  appointed  to   act   as
inspectors  of  election  and  voting  for  the  annual
meeting.   The inspectors of election and  voting  will
treat  shares  represented by  a  properly  signed  and
returned  proxy  as present at the annual  meeting  for
purposes  of  determining a quorum, without  regard  to
whether  the  proxy  is marked as  casting  a  vote  or
abstaining.  Likewise, the inspectors will treat shares
of  stock represented by proxies reflecting one or more
"broker   non-votes"  as  present   for   purposes   of
determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote with respect to one or more matters; (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity; and (iii) the record holder has indicated on the proxy card or otherwise notified Seaboard that it does not have authority to vote such shares on such matter or matters.

Attending the Meeting and Voting in Person

  If  you plan to attend the annual meeting and vote in
person,  we  will  give you a ballot when  you  arrive.
However,  if your shares are held in the name  of  your
broker, bank or other nominee (commonly referred to  as
being held in "street" name), proof of ownership may be
required  for  you to be admitted to  the  meeting.   A
recent brokerage statement and letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting by Proxy

  The  Board  of Directors solicits your proxy  in  the
form  enclosed for use at the annual meeting.  You  may
vote your shares by completing the proxy card with your
vote,  signature and date, and returning it by mail  in
the   envelope   provided,  or  you  can   follow   the
instructions  on the proxy card to cast your  vote  via
the  Internet or telephone.  Any stockholder  giving  a
proxy  in accordance with the enclosed form may  revoke
it  at  any time before it is exercised.  A stockholder
may  revoke  his  or  her proxy by  delivering  to  the
Secretary of Seaboard a written notice of revocation or
a  duly  executed  proxy bearing a later  date,  or  by
attending  the  meeting and voting in person.   A  duly
completed proxy will be voted at the annual meeting  in
accordance  with  the instructions of the  stockholder.
Where  a  stockholder's  voting  instructions  are  not
specified   in   the   completed  proxy,   the   shares
represented  by  the  proxy will  be  voted  "for"  the
election  of  the nominees for director listed  herein,
"for"   the  non-binding  resolution  to  approve   the
compensation  of  our  named  executive   officers   as
disclosed in this Proxy Statement, "for" the tri-annual
frequency   (every  three  years)  of  the  stockholder
advisory  votes  on  the  compensation  of  our   named
executive  officers,  and  "for"  ratification  of  the
selection of KPMG LLP as independent auditors for 2011.
The  Board  of Directors does not know of  any  matters
that  will  be  brought before the meeting  other  than
those  referred  to  in the Notice of  Annual  Meeting.
However, if any other matter properly comes before  the
meeting, it is intended that the persons named  in  the
enclosed  form  of  proxy, or their substitutes  acting
thereunder, will vote on such matter in accordance with
their  discretion  and judgment.   If  your  shares  of
common  stock are held in street name, you will receive
instructions  from your broker, bank or  other  nominee
that  you  must  follow in order to  have  your  shares
voted.   Seaboard will bear all expenses in  connection
with  the solicitation of proxies, including preparing,
assembling and mailing this proxy statement.  After the
initial mailing of this proxy statement, proxies may be
solicited by mail, telephone, facsimile transmission or
personally by directors, officers, employees or  agents
of  Seaboard.   Brokerage houses and other  custodians,
nominees  and fiduciaries will be requested to  forward
soliciting  materials to beneficial  owners  of  shares
held   of   record   by  them,  and  their   reasonable
out-of-pocket expenses will be paid by Seaboard.

Vote Required

  A   favorable  plurality  of  votes  cast  (a  number
greater  than  those cast for any other candidates)  is
necessary  to elect members of the Board of  Directors.
Accordingly, abstentions or broker non-votes as to  the
election  of directors will not affect the election  of
the  candidates receiving the plurality of votes.   The
non-binding  resolution to determine the  frequency  of
stockholder advisory votes on the compensation  of  our
executive  officers  also  will  be  determined  by   a
favorable
plurality     of    votes    cast,    and    therefore,
abstentions  or broker non-votes on this proposal  will
not  affect  the  selection  of  the  frequency  choice
receiving  the  most  votes.  The other  proposals  set
forth herein require the affirmative vote of a majority
of   the   shares  present  at  the  meeting.    Shares
represented by broker non-votes as to such matters  are
treated  as not being present for the purposes of  such
matters,  while  abstentions as  to  such  matters  are
treated  as  being  present  but  not  voting  in   the
affirmative.    Accordingly,  the  effect   of   broker
non-votes is only to reduce the number of shares considered to be present for the consideration of such matters, while abstentions will have the same effect as votes against the matter.

                PRINCIPAL STOCKHOLDERS

  The  following  table sets forth certain  information
as  of  January  31,  2011 (unless otherwise  indicated
below) regarding the beneficial ownership of Seaboard's
common  stock by the only persons known to  us  to  own
beneficially  5  percent or more of  Seaboard's  common
stock.   Unless  otherwise  indicated,  all  beneficial
ownership consists of sole voting and sole investment power.

 Name and Address                Amount and Nature of          Percent
of Beneficial Owner              Beneficial Ownership          of Class

Steven J. Bresky (1)                  902,511.24                74.2%
c/o Seaboard Flour, LLC
1320 Centre Street, Suite 200
Newton Center, MA 02459

Seaboard Flour, LLC (2)               465,825.69                38.3%
1320 Centre Street, Suite 200
Newton Center, MA 02459

SFC Preferred LLC (1)                 428,122.55                35.2%
1320 Centre Street, Suite 200
Newton Center, MA  02459

FMR LLC (3)                               64,506                 5.3%
82 Devonshire Street
Boston, MA  02109

______________

(1)  The    shares    reported  include  2,538  shares  of
     Seaboard's     common    stock    owned     directly;
     465,825.69  shares  of Seaboard's common  stock  that
     may  be  attributed to S. Bresky  by  virtue  of  his
     position as sole manager of Seaboard Flour LLC,  with
     the  right to vote Seaboard shares owned by  Seaboard
     Flour  LLC;  428,122.55 shares of  Seaboard's  common
     stock  that may be attributed to S. Bresky by  virtue
     of     his    position    as    sole    manager    of
     SFC Preferred LLC, with
     the   right   to  vote  Seaboard  shares   owned   by
     SFC  Preferred LLC; 1,775 shares of Seaboard's common
     stock  that  may  be  attributed  to  S.  Bresky,  as
     co-trustee  of  a trust which owns such  shares;  and
     4,250  shares of Seaboard's common stock that may  be
     attributed  to  him  as  co-trustee  of  the  "Bresky
     Foundation"  trust.   All  of  the  common  units  of
     Seaboard   Flour   LLC   and   SFC   Preferred    LLC
     (collectively, the "Seaboard Flour Entities") are held by S. Bresky and other members of the Bresky family, including trusts created for their benefit.

(2)  S.  Bresky,  Chairman  of  the  Board,  President and
     Chief   Executive  Officer  of  Seaboard,  and  other
     members  of  the  Bresky  family,  including   trusts
     created  for their benefit, beneficially own  all  of
     the  common  units  of the Seaboard  Flour  Entities.
     S.  Bresky is the co-trustee and beneficiary of  some
     of  the  trusts  owning units of the  Seaboard  Flour
     Entities,   and  may  be  deemed  to  have   indirect
     beneficial ownership of Seaboard's common stock held by the Seaboard Flour Entities by virtue of his position as manager of both of the Seaboard Flour
     Entities, with the right to vote Seaboard shares owned by the Seaboard Flour Entities.

(3)  The  information  with  respect  to  the  holdings of
     FMR  LLC  is provided as of December 31, 2010,  based
     on  a  Schedule 13G filed by FMR LLC with the SEC  on
     February  14,  2011.  FMR LLC reports  that,  of  the
     64,506  shares beneficially owned, it has sole voting
     power   with  respect  to  14,500  shares  and   sole
     dispositive power with respect to all 64,506  shares.
     Fidelity  Management & Research Company ("Fidelity"),
     a   wholly-owned  subsidiary  of  FMR  LLC   and   an
     investment  adviser registered under  the  Investment
     Advisers Act of 1940 ("Investment Advisers Act"),  is
     the beneficial owner of 50,006 shares as a result  of
     acting  as  investment adviser to various  investment
     companies  registered  under the  Investment  Company
     Act  of  1940.   Edward C. Johnson  3d  (Chairman  of
     FMR  LLC)  and  FMR  LLC,  through  its  control   of
     Fidelity,  and  the  funds each have  sole  power  to
     dispose  of  the 50,006 shares owned  by  the  funds.
     Members  of  the family of Edward C. Johnson  3d  are
     the  predominant owners, directly or through  trusts,
     of  Series  B  common shares of FMR LLC, representing
     49  percent  of  the voting power of  FMR  LLC.   The
     Johnson   family  group  and  all  other   Series   B
     shareholders   of  FMR  LLC  have  entered   into   a
     shareholders'  voting  agreement  under   which   all
     Series B shares will be voted in accordance with  the
     majority  vote of Series B shares.  Neither  FMR  LLC
     nor  Edward C. Johnson 3d has the sole power to  vote
     or  direct the voting of the shares owned directly by
     the  Fidelity  funds, which power  resides  with  the
     funds' Boards of Trustees.  Fidelity carries out  the
     voting   of   the  shares  under  written  guidelines
     established   by  the  funds'  Boards  of   Trustees.
     Pyramis   Global   Advisors,  LLC   ("Pyramis"),   an
     indirect  wholly-owned subsidiary of FMR LLC  and  an
     investment  adviser registered under  the  Investment
     Advisers   Act,   is   the   beneficial   owner    of
     14,500   shares  as  a  result  of  its  serving   as
     investment   manager   of   institutional   accounts,
     non-U.S.   mutual   funds  or  investment   companies
     registered under the Investment Company Act  of  1940
     owning  such  shares.   Edward  C.  Johnson  3d   and
     FMR  LLC,  through its control of Pyramis,  each  has
     sole  dispositive power over 14,500 shares  and  sole
     power   to   vote   or  to  direct  the   voting   of
     14,500 shares owned by the institutional accounts of funds advised by Pyramis, as reported above.

      SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

  The  following  table sets forth certain  information
as   of  January  31,  2011  regarding  the  beneficial
ownership of Seaboard's common stock by each of our directors and director nominees, each of our executive officers named in the Summary Compensation Table on page 10 and all of our directors and executive officers as a group.

      Name of                       Amount and Nature of       Percent
 Beneficial Owner                   Beneficial Ownership       of Class
 ______________________________________________________________________

  Steven J. Bresky                      902,511.24 (1)          74.2%
  David A. Adamsen                           20                  *
  Douglas W. Baena                          100                  *
  Joseph E. Rodrigues                       200                  *
  Edward I. Shifman, Jr.                      5                  *
  Robert L. Steer                           - 0 -                *
  Rodney K. Brenneman                       - 0 -                *
  David M. Dannov                            10                  *
  Edward A. Gonzalez                        - 0 -                *
  All  directors and executive          903,006.24 (1)          74.3%
  officers as a group (19 persons)
________________

(1) The nature of the beneficial ownership of the shares reported is set forth in footnote (1) to the table under "Principal Stockholders" above.

* Less than one percent.

            ITEM 1:  ELECTION OF DIRECTORS

  Our Board of Directors has fixed the number of directors at five, and has nominated the persons set forth below for election at the annual meeting. Unless otherwise specified, proxies will be voted in favor of the election as directors of the following five persons for a term of one year and until their successors are elected and qualified.

                           Principal  Occupations and  Positions
                           and Specific Experience, Qualifications,    Director
Name                Age    Attributesor Skills                          Since
_______________________________________________________________________________

Steven J. Bresky     57     Director, Seaboard Corporation; President     2005
                            and Chief Executive Officer (since July
                            2006) and Senior Vice President,
                            International Operations (2001-2006),
                            Seaboard Corporation; Manager, Seaboard
                            Flour (since 2006).  Mr. Bresky is
                            particularly qualified to be a Director
                            of Seaboard based on his experience in
                            working for Seaboard for more than 30
                            years, including acting as President of
                            Seaboard Corporation and as President
                            of Seaboard's Overseas Division.

David A. Adamsen     59     Director and Member of Audit Committee,       1995
                            Seaboard Corporation; former Vice
                            President  -  Wholesale Sales (January
                            2009-2010),  C&S  Wholesale Grocers
                            (wholesale food distribution company);
                            Vice President - Wholesale &
                            Manufacturing (2005-2008), The Penn
                            Traffic Co. (retail and wholesale food
                            distribution company).  Mr. Adamsen has
                            worked for more than 35 years in the food, food distribution, and food manufacturing businesses. His experience and knowledge make him qualified as a Director for Seaboard.

Douglas W. Baena     68     Director and Chairman of Audit Committee,     2001
                            Seaboard Corporation; self-employed
                            (since 1997), engaging in facilitation of equipment lease financings and consulting, doing business as CreditAmerica
                            Corporation. Mr. Baena has an educational background in accounting and has experience working as a Certified Public Accountant.
                            He also has experience arranging lease
                            financing transactions for companies. This accounting and finance background provides experience and attributes which are desirable for a Seaboard Director.

Joseph E. Rodrigues  74     Director, Seaboard Corporation.               1990
                            Mr.  Rodrigues  is  a  retired  former
                            Executive Vice President and Treasurer
                            of Seaboard Corporation, who worked for
                            more than 20 years  in various
                            operational  and  executive  positions
                            for Seaboard prior to retiring in 2001.
                            Mr.  Rodrigues had responsibilities with
                            Seaboard relating to most of its
                            businesses, making him valuable as a
                            director.

Edward I. Shifman, Jr.  67  Director and Member of Audit Committee,       2009
                            Seaboard Corporation.  Mr. Shifman  is
                            retired and has experience working as a
                            banker for more than 30 years for various financial institutions, providing experience qualifying him to serve as a Director.

  Edward  I.  Shifman, Jr. is a first cousin of  Steven
J. Bresky.

  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was nominated.

  In  case  any  person  or persons  named  herein  for
election as directors are not available for election at
the  annual  meeting,  proxies  may  be  voted  for   a
substitute nominee or nominees (unless the authority to
vote for all nominees or for the particular nominee who
has  ceased  to  be a candidate has been withheld),  as
well   as  for  the  balance  of  those  named  herein.
Management  has no reason to believe that  any  of  the
nominees   for  the  election  as  director   will   be
unavailable.

  The Board of Directors recommends that you vote for the election as directors of the five persons listed above.

            BOARD OF DIRECTORS INFORMATION

Meetings of the Board

  The  Board of Directors held five meetings in  fiscal
2010.   Other  actions of the Board of  Directors  were
taken  by  unanimous written consent, as needed.   Each
director attended more than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

  Seaboard   does   not  have  any   policy   requiring
directors  to  attend  Seaboard's  annual  meeting   of
stockholders, although generally the   directors   have
attended   Seaboard's   annual stockholders'  meetings.
All directors, except Mr. Adamsen, attended the 2010 annual meeting.

Controlled Corporation

  Seaboard  is a "controlled corporation,"  as  defined
in  the  rules of the NYSE Amex Equities, because  more
than  50  percent of the voting power  of  Seaboard  is
owned   by  the  Seaboard  Flour  Entities.   As  such,
Seaboard  is  exempted from many  of  the  requirements
regarding    Board   of   Director    committees    and
independence.   The members of our Board  of  Directors
who are independent within the meaning of the NYSE Amex
Equities  listing  standards are Joseph  E.  Rodrigues,
David  A.  Adamsen,  Douglas W.  Baena  and  Edward  I.
Shifman, Jr.

Board Leadership Structure and Role in Risk Oversight

  Steven  J. Bresky serves as both Seaboard's principal
executive  officer and Chairman of the  Board.   Steven
J.  Bresky  is  the  beneficial owner of  approximately
74.2  percent of Seaboard, and has more than 30  years'
experience  with Seaboard.  Seaboard does  not  have  a
lead  independent  director.   Seaboard  believes  that
Steven J. Bresky has a sufficient vested interest in Seaboard on the basis of his stock ownership position, and has the experience necessary to lead Seaboard as both the principal executive officer and Chairman of the Board.

  The   Audit  Committee  of  the  Board  of  Directors
provides risk oversight of Seaboard with respect to the
audit  of  Seaboard's financial statements,  Seaboard's
internal  audit  function  and  any  financial  matters
reported to Seaboard's Vice President of Internal Audit
or  other Seaboard representative.  The Audit Committee
administers  this  oversight  function  through   Audit
Committee  meetings  and periodic meetings  in  private
with  Seaboard's  auditors, KPMG, and  Seaboard's  Vice
President  of  Internal Audit.  The Board of  Directors
does not have any other significant oversight function,
aside   from  performance  of  the  Board  of  Director
function  through  periodic  meetings.   The  Board  of
Directors does not believe that its role in risk oversight of Seaboard has any significant effect on the Board's leadership structure.

Committees of the Board

  Seaboard's  Board  of Directors  has  established  an
Audit Committee.  There currently are no other standing
executive, compensation, nominating or other committees
of   Seaboard's  Board  of  Directors,  or   committees
performing similar functions of the Board.

  Audit  Committee.  Seaboard's Board of Directors  has
established  an  Audit Committee  comprised  solely  of
independent  directors.   The  members  of  the   Audit
Committee  are David A. Adamsen, Douglas W.  Baena  and
Edward  I. Shifman, Jr.  Mr. Baena is Chairman  of  the
Audit  Committee.   The  Audit  Committee  selects  and
retains  independent auditors and assists the Board  in
its  oversight of the integrity of Seaboard's financial
statements,   including   the   performance   of    our
independent  auditors  in their  audit  of  our  annual
financial  statements.  The Audit Committee meets  with
management  and  the independent auditors,  as  may  be
required.  The independent auditors have full and  free
access to the Audit Committee, without the presence  of
management.  The Board of Directors has determined that
Douglas  W.  Baena  is  an "audit  committee  financial
expert" and is "independent," within the meaning of the
listing  standards  of NYSE Amex Equities.   The  Audit
Committee held four meetings in fiscal 2010, two of which were telephonic meetings.

Director Nominations

  The  Board  of Directors believes it is not necessary
to  have a separate nominating committee because of the
low turnover of Board of Director seats and because the
entire   Board   of  Directors  participates   in   the
consideration of director nominees.  There currently is
no  charter that establishes procedures for the Board's
consideration of director nominees.  The Board believes
that  it  should be comprised of directors with varied,
complementary  backgrounds, and that directors  should,
at  a  minimum, have expertise that may  be  useful  to
Seaboard.   Directors should also possess  the  highest
personal and professional ethics, and should be willing
and  able  to  devote the required amount  of  time  to
Seaboard's business.  In determining whether a director
should be
retained   and   stand   for   re-election,  the  Board
also   considers   that   member's   performance    and
contribution  to the Board during his tenure  with  the
Board.   Seaboard's policy is to consider nominees  who
are  submitted by stockholders on a case-by-case basis.
All    nominees,   including   those    submitted    by
stockholders,  will  be evaluated using  generally  the
same  methods and criteria, although those methods  and
criteria are not standardized and may vary from time to
time.   The Board does not have any policy with respect
to   diversity  and  does  not  consider  diversity  in
identifying nominees for Director.

Communication with the Board

  The  Board  of Directors does not provide  a  process
for  stockholders to send communications to  the  Board
because  it  believes that the process available  under
applicable federal securities laws for stockholders  to
submit   proposals  for  consideration  at  the  annual
meeting is adequate.

Compensation of Directors

  The following table shows the compensation received by each member of our Board of Directors (other than those who are named executive officers in the Summary
Compensation table on page 10) for service on the Board in 2010.

                 Director Compensation Table (1)

                                 Fees Earned
                               or Paid in Cash     Total

          Douglas W. Baena          $59,500       $59,500
          David A. Adamsen          $55,500       $55,500
          Edward I. Shifman, Jr.    $55,500       $55,500
          Joseph E. Rodrigues       $44,500       $44,500
_________________

(1) S. Bresky does not receive any compensation for serving as a director, and thus, is not included in the table.

  For   2010,   each  non-employee  director   received
$10,000  quarterly and an additional $2,000 per quarter
for  service on the Audit Committee of the Board.   The
Chairman  of  the  Audit  Committee  also  received  an
additional   $1,000  per  quarter.   Each  non-employee
director also receives an additional $1,500 per meeting in excess of one hour. All director compensation represents fees paid in cash only.

     EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The  following  table shows all compensation  earned,
during  the  fiscal  years  indicated,  by  the   Chief
Executive Officer, the Chief Financial Officer and the three other highest paid executive officers of Seaboard
(the "Named Executive Officers") for such period in all capacities in which they have served:

              Summary Compensation Table
                                               Change in
                                             Pension Value
                                           And Non-Qualified
     Name                                       Deferred
      and                                     Compensation   All Other
   Principal              Salary(1)  Bonus(2) Earnings(3) Compensation(4) Total
   Position          Year    ($)         ($)        ($)        ($)        ($)
_______________________________________________________________________________

Steven J. Bresky     2010  845,000   1,200,000  2,954,501    118,805  5,118,306
President            2009  858,985     850,000    958,291    117,584  2,784,860
Chief Executive      2008  798,846     950,000  1,854,020    124,697  3,727,563
Officer

Robert L. Steer      2010  645,000   1,100,000  1,578,361    119,293  3,442,654
Senior Vice          2009  655,631     800,000  1,138,546    134,101  2,728,278
President,           2008  609,192     900,000    992,560    116,505  2,618,257
Chief Financial

Rodney K. Brenneman  2010  507,000   1,000,000  1,040,362    110,785  2,658,147
President, Seaboard  2009  515,592     700,000    630,866    109,224  1,955,682
Foods LLC            2008  479,308     800,000    613,638    104,599  1,997,545

David M. Dannov      2010  360,000     850,000    960,785     78,558  2,249,343
President, Seaboard  2009  349,592     700,000    599,093     84,336  1,733,021
Overseas Trading     2008  324,423     650,000    425,346     84,007  1,483,776
Group

Edward A. Gonzalez   2010  397,000     750,000    631,820    107,384  1,886,204
President, Seaboard  2009  403,531     600,000    393,250    106,592  1,503,373
Marine Ltd.          2008  374,423     650,000    318,366     86,881  1,429,670

(1) Salary includes amounts deferred at the election of the Named Executive Officers under Seaboard's 401(k) Retirement Savings Plan, the Seaboard Corporation Non-Qualified Deferred Compensation Plan and the Executive Deferred Compensation Plan, such plans being described below under "Benefit Plans."

(2) Reflects guaranteed bonus, under Employment Agreements described below, and discretionary bonus earned, and includes amounts deferred at the election of the Named Executive Officers under Seaboard's 401(k) Retirement Savings Plan, the Seaboard Corporation Non-Qualified Deferred Compensation Plan and the Executive Deferred Compensation Plan described below under "Benefit Plans."

(3) Reflects the actuarial increase in the present value of the Named Executive Officer's benefits under all retirement plans, for which information is provided in the Pension Benefits table on page 16, determined using interest rate and mortality rate assumptions, consistent with those used in Seaboard's financial statements. These amounts for 2010 are as follows:
     S.   Bresky,  $2,796,049;  R.  Steer,  $1,424,100;   R.
     Brenneman,   $1,002,889;  D.  Dannov,   $956,458;   and
     E. Gonzalez, $631,820. These amounts for 2009 are as follows: S. Bresky, $750,292; R. Steer, $936,048; R.
     Brenneman,   $572,361;   D.   Dannov,   $593,413;   and
     E. Gonzalez, $393,250. For 2008, these amounts are the amounts set forth in the Summary Compensation Table for 2008. The amounts also reflect the above-market earnings on contributions under the Investment Option Plan described below for 2010 and 2009, but not for
     2008 because there were no above-market earnings for 2008. The amounts for 2010 are as follows: S. Bresky, $158,452; R. Steer, $154,261; R. Brenneman, $37,473;
     and D. Dannov, $4,327. The amounts for 2009 are as follows: S. Bresky, $207,999; R. Steer, $202,498;
     R. Brenneman, $58,505; and D. Dannov, $5,680.

(4) Included in All Other Compensation are Company matching contributions under the Non-Qualified Deferred Compensation Plan, such plan being described below under "Benefit Plans." These amounts for 2010 are as follows: S. Bresky, $44,121; R. Steer, $36,729;
     R.  Brenneman,  $29,433;  D.  Dannov,   $24,450;    and
     E. Gonzalez, $23,009.

     Also included in All Other Compensation are the amounts earned for unused paid time off. These
     amounts  for 2010 are as  follows:   S. Bresky, $1,625;
     R. Steer, $24,808; R. Brenneman, $19,500; D. Dannov, $9,000; and E. Gonzalez, $18,323.

     Also included in All Other Compensation are Seaboard's contributions to its 401(k) Retirement Savings Plan on behalf of the Named Executive
     Officers, amounts paid for disability and life insurance and individual perquisites, including amounts paid as an automobile allowance, fuel card usage, personal usage of Seaboard's airplane and a gross-up for related taxes. Reimbursement for taxes owed on the above-stated items total as follows for each of the Named Executive Officers for 2010:
     S. Bresky, $25,133; R. Steer, $17,380; R. Brenneman, $19,436; D. Dannov, $13,250; and E. Gonzalez,
     $20,333.

                EMPLOYMENT ARRANGEMENTS
             WITH NAMED EXECUTIVE OFFICERS

  Seaboard and each of the Named Executive Officers are parties to an Employment Agreement.

  Each  of  the  Employment  Agreements  contains   the
following  principal terms: (i) a term of  five  years,
commencing July 1, 2009 and terminating June 30,  2014;
(ii) payment of a minimum base salary in the amounts of
$440,000  for  S.  Bresky and R.  Steer;  $370,000  for
R.  Brenneman; $225,000 for D. Dannov and E.  Gonzalez;
(iii) payment of an annual minimum bonus in the amounts
of  $450,000  for S. Bresky and R. Steer; $400,000  for
R.   Brenneman;   and  $250,000  for  D.   Dannov   and
E.  Gonzalez; (iv) upon the death or termination of the
employee's employment by Seaboard due to disability  or
for  "Cause"  (as  defined) or by the employee  without
"Good Reason" (as defined), payment to the employee  of
his  accrued  salary and pro-rata bonus (based  on  the
amount paid for the previous year) through the date  of
termination   (collectively,  "Accrued  Compensation"),
payable  within  30 days of termination;  (v)  upon  an
involuntary  termination of the  employee's  employment
without  "Cause," or a resignation by the employee  for
"Good  Reason," payment to the employee of his  Accrued
Compensation and a severance ("Severance") equal to his
then  salary and most recent bonus for the  balance  of
the  term of the Employment Agreement, but not for less
than  one  year  with  respect  to  salary,  with   the
Severance  based  on  the  employee's  salary  paid  in
installments at the regular payroll payment  dates  for
one  year, with the balance of the Severance  based  on
salary and the Severance based on the employee's  bonus
paid pursuant to a lump sum at the one year anniversary
date   of   the   termination;  (vi)   confidentiality,
non-competition  and non-solicitation provisions  which
apply during the employee's employment and for a period
of  one  year after the termination of such employment,
or  two years, if the employee voluntarily resigns  for
any  reason other than for "Good Reason"; (vii) in  the
event the employee breaches any of the confidentiality,
non-competition    or   non-solicitation    provisions,
Seaboard  will not pay the Severance, and the  employee
must return all Severance already received; (viii) upon
an involuntary termination of the employee's employment
without  "Cause," or a resignation by the employee  for
"Good   Reason,"  Seaboard  must  provide  outplacement
services for up to 90 days, with an estimated  cost  to
Seaboard   of  $35,000  if  the  termination   occurred
December  31,  2010;  and (ix)  under  Seaboard's  409A
Executive  Retirement Plan (Cash Balance  Plan  in  the
case  of  E. Gonzalez), years of service credit accrues
for  the  term of the severance period, and  the  final
average   earnings  calculation  under  this  plan   is
determined considering the base salary and bonus paid during the severance period.

  Following is a summary of the amounts which would be paid by Seaboard to each Named Executive Officer if, on December 31, 2010, his employment was involuntarily terminated without "Cause," or if he resigned for "Good
Reason":

                                                        Present Value
                                                         of Executive
             Accrued Bonus                  Lump Sum      Retirement
            through 12/31/10   Severance    Severance    Plan Benefit/
              -Payable 30     Payable Over Payable One   Cash Balance
               Days After      One Year in  Year After     Retirement
            Termination Date  Installments  Termination  Plan Benefit(1)  Total
                      ($)          ($)          ($)          ($)           ($)

Steven J. Bresky    850,000      845,000      5,087,500   1,811,100   8,593,600
Robert L. Steer     800,000      645,000      4,412,500   1,016,673   6,874,173
Rodney K. Brenneman 700,000      507,000      3,717,500     699,286   5,623,786
David M. Dannov     700,000      360,000      3,000,000   1,520,918   5,580,918
Edward A. Gonzalez  600,000      397,000      3,442,500     606,247   5,045,747

(1)  Pursuant  to  the  Employment  Agreement   for   each
     Named  Executive  Officer, years  of  service  credit
     accrues  for  the term of the severance  period,  and
     the  final average earnings calculation is determined
     using  the  base  salary and bonus  paid  during  the
     severance  period.   These  amounts  do  not  include
     amounts   payable  pursuant  to  the  409A  Executive
     Retirement Plan and Cash Balance Retirement Plan  and
     the   Seaboard  Corporation  Pension  Plan  described
     below.

  The  Board of Directors has approved for each of  the
Named  Executive Officers the right to  use  Seaboard's
airplane for personal use.  S. Bresky has been allotted
15  hours of flight time for personal use.  Each of the
other  Named  Executive  Officers  have  been  allotted
10  hours  of  flight time for personal use.   Seaboard
also will pay each of the Named Executive Officers for the incidental fees and expenses incurred related to the flights, including ground transportation, and a "tax gross-up" of the estimated federal and state income taxes each will incur as a consequence of this benefit.

                   BENEFIT PLANS

409A   Executive  Retirement  Plan  and  Cash   Balance
Retirement Plan

  The  Seaboard  Corporation 409A Executive  Retirement
Plan   (the   "Executive  Retirement  Plan")   provides
retirement benefits for a select group of the  officers
and  managers, including the Named Executive  Officers,
other   than   Edward  A.  Gonzalez.    The   Executive
Retirement Plan was amended effective November 2004  to
give  credit  for all years of service  with  Seaboard,
both before and after becoming a participant. For years
of    service    before    becoming    a    participant
(pre-participation service), the benefit  is  equal  to
0.65  percent of the final average remuneration (salary
plus  bonus) of the participant, plus 0.50  percent  of
final average remuneration of the participant in excess
of Social Security Covered Compensation, all multiplied
by  the  participant's pre-participation  service.  For
years   of   service  after  becoming   a   participant
(post-participation service), the benefit is  equal  to
2.5  percent of the final average remuneration  of  the
participant, multiplied by the participant's  years  of
post-participation service.  This amount is reduced  by
the  following:   (i) the amount such  participant  has
accrued  under  the Seaboard Corporation  Pension

Plan (described below); (ii) the  amount,  if  any,  of
frozen benefits earned  under the Executive  Retirement
Plan prior to December 31, 1996, pursuant to the Frozen
Executive  Benefit Plan described below; and (iii)  the
benefit earned under the Executive Retirement Plan from
1994  though  1996 that resulted in cash payments  from
the  Plan that were based on the cost to purchase  such
benefit.  Benefits under the Executive Retirement  Plan
are  currently unfunded.  As of December 31, 2010,  all
of  the  participating  Named Executive  Officers  were
fully  vested,  as defined in the Executive  Retirement
Plan.   The ordinary form of payment of the benefit  is
pursuant  to  a  "Single Lump Sum  Payment,"  which  is
equivalent  in  value to the benefit  described  above,
payable  in "Single Life Annuity" form.  Under  certain
circumstances, the Executive Retirement Plan allows for
optional forms of payment.  If the benefit will be paid
pursuant to a lump sum, then payment will be made  upon
the   earlier  of:  (i)  the  seventh  month  following
separation from service; (ii) any change of control  of
Seaboard; or (iii) death.  If the benefit will be  paid
pursuant to an annuity, payment will begin the  earlier
of:   (i) the seventh month following normal retirement
at  age 62 or older; (ii) death; (iii) if the recipient
of  the  annuity is age 55 or over, the  seventh  month
following separation of service; or (iv) any change  of
control of Seaboard.  The table in the Pension Benefits
section   below  shows  the  present   value   of   the
accumulative  benefit that would be payable  under  the
Executive Retirement Plan at the earliest unreduced age
(i.e.,    age    62)    for    pre-participation    and
post-participation  service  (note  that   each   Named
Executive    participating   in   this    plan    began
participation on January 1, 1994).

  Effective  January  1,  2009,  Seaboard  adopted  the
Seaboard  Corporation Cash Balance Executive Retirement
Plan   (the  "Cash  Balance  Retirement  Plan")   which
provides retirement benefits for a select group of  the
officers    of    Seaboard's    subsidiary,    Seaboard
Marine  Ltd., including Edward A. Gonzalez.   The  Cash
Balance  Retirement  Plan was  adopted  to  provide  an
alternative benefit in lieu of the Executive Retirement
Plan because of a change in tax law which provided  for
adverse  tax consequences to the employees of  Seaboard
Marine   Ltd.   The  benefit  under  the  Cash  Balance
Retirement  Plan  is  structured  to  approximate   the
benefit   which   would  have  been  payable   to   the
participant  had  he  remained  a  participant  in  the
Executive Retirement Plan; provided, however,  pursuant
to  the  Cash Balance Retirement Plan, each participant
must  recognize income equal to the annual increase  in
the  accrued benefit under the plan, and Seaboard makes
a  cash distribution under the plan in an amount  equal
to the estimated amount of taxes which will be incurred
by  the  participant  based on the  income  recognized,
which cash distribution is deducted from the amount  of
the  accrued benefit.  In conjunction with the adoption
of  the  plan, each participant agreed that the accrued
vested  benefit  under  the Executive  Retirement  Plan
would  be  paid pursuant to the provisions of the  Cash
Balance  Retirement Plan.  The form of payment  of  the
benefit is pursuant to a lump sum payment made upon the
earlier of:  (i) a separation of service; (ii) a change
in control of Seaboard; or (iii) death.  Payment of all
or a portion of the benefit may be delayed by up to six
months   in   accordance  with  the   then   applicable
provisions  of the Internal Revenue Code.  The  benefit
under  the  Cash Balance Retirement Plan  is  currently
unfunded.   The  table in the Pension Benefits  section
below  shows  the  present value  of  the  accumulative
benefit  that  would be payable under the Cash  Balance
Retirement  Plan at the earliest unreduced  age  (i.e.,
age 62), not considering the distributions paid to each
such participant prior to age 62 in an amount equal  to
the  estimated income taxes required to be  paid  as  a
consequence of the plan for years prior to  payment  of
the  lump  sum benefit.  Note that Edward  A.  Gonzalez
became  a participant in the Executive Retirement  Plan
on  January  1, 2005.  Accordingly, the  table  in  the
Pension    Benefits   section   below   reflects    the
pre-participation and post-participation service based on this date. Such service is credited under the Cash
Balance Retirement Plan.

  The compensation for purposes of determining the pension benefits consists of salary and bonus. None of the benefits payable contain an offset for social security benefits.

Seaboard Corporation Pension Plan and Seaboard  Defined
Benefit Pension Plan

  Seaboard  provides defined benefits for its  domestic
salaried and clerical employees upon retirement through
the Seaboard Corporation Pension Plan (the "Corporation
Plan")  or  the Seaboard Defined Benefit  Pension  Plan
(the   "Defined   Benefit  Plan")   (collectively   the
"Plans").   Beginning  in  fiscal  1997,  each  of  the
individuals  named  in the Summary  Compensation  Table
participated   in  the  Corporation  Plan.    Effective
January   1,  2010,  the  Defined  Benefit   Plan   was
established,   receiving  assets  from   and   assuming
liabilities  of  the  Corporation  Plan.    The   Named
Executive  Officers  other  than  Edward  A.   Gonzalez
participate  in  the Corporation Plan,  and  Edward  A.
Gonzalez participates in the Defined Benefit Plan.  The
benefits  under  the Corporation Plan and  the  Defined
Benefit  Plan are the same.  Benefits under  the  Plans
generally are based upon the number of years of service
and  a percentage of final average remuneration (salary
plus  bonus),  subject to limitations under  applicable
federal law.  As of December 31, 2010, all of the Named
Executive Officers were fully vested, as defined in the
Plans.   Under  the Plans, the benefit  payment  for  a
married participant is pursuant to a "50 Percent  Joint
and Survivor Annuity."  This means the participant will
receive a monthly annuity benefit for his/her lifetime,
and  an  eligible  surviving  spouse  will  receive   a
lifetime   annuity   equal  to  50   percent   of   the
participant's benefit. The payment of the benefit for an unmarried participant is pursuant to a "Single Life
Annuity." The Plans allow for optional forms of payment under certain circumstances. The normal retirement age under the Plans is age 65. However, unreduced benefits are available at age 62 with five years of service.
The Pension Benefits table below shows the present value of the accumulated benefits that would be payable under the Plans at the earliest unreduced commencement age (i.e., age 62).

  The  compensation,  for purposes of  determining  the
pension  benefits, consists of salary and bonus.   None
of the benefits payable contain an offset for social security benefits.

  Each  of  the Named Executive Officers is 100 percent
vested  under a particular defined benefit  ("Benefit")
that  was  frozen at December 31, 1993 as part  of  the
Plans.   A  definitive actuarial determination  of  the
benefit  amounts was made in 1995.  The annual  amounts
payable  upon retirement after attaining age  62  under
this  Benefit  are  as  follows:  S.  Bresky,  $32,796;
R.  Steer,  $15,490; R. Brenneman, $6,540;  D.  Dannov,
$8,346;  and E. Gonzalez, $2,643.  Under the Plan,  the
payment  of  this benefit is pursuant  to  a  "Ten-Year
Certain  and  Continuous  Annuity."   This  means   the
participant would receive a monthly annuity benefit for
his/her lifetime and, if the participant dies while  in
the   ten-year  certain  period,  the  balance  of  the
ten-year  benefit  would be paid to his/her  designated
beneficiary.  If the participant dies while employed by
Seaboard   or   after  retirement,   but   before   the
commencement  of  benefits, monthly payments  would  be
made to the participant's beneficiary in the form of  a
100  percent  joint  and survivor benefit.   The  Plans
allow for optional forms of payment under certain circumstances.

  The  following table sets forth the Years of Credited
Service, the Present Value of the Accumulated Benefit and the Payments during the last fiscal year, pursuant to the Plans for each of the Named Executive Officers.

                             Pension Benefits

                                                          Present    Payments
                                               Years of   Value of    During
                                               Credited Accumulated Last Fiscal
                                                Service    Benefit     Year
   Name                  Plan Name                (#)        ($)        ($)
_______________________________________________________________________________

Steven J. Bresky  Executive Retirement Plan(1)     31     9,420,398    - 0 -
                  Corporation Plan                 28       609,660    - 0 -

Robert L. Steer   Executive Retirement Plan(1)     26     5,673,381    - 0 -
                  Corporation Plan                 23       311,915    - 0 -

Rodney K.         Executive Retirement Plan(1)     21     3,473,155    - 0 -
Brenneman         Corporation Plan                 18       189,759    - 0 -

David M.          Executive Retirement Plan(1)     23     2,396,612    - 0 -
Dannov            Corporation Plan                 20       236,570    - 0 -

Edward A.         Cash Balance Retirement Plan(1)  21     1,576,595   117,507
Gonzalez          Defined Benefit Plan             21       200,784    - 0 -
_____________

(1)  Credited    years   of  post-participation    service
     for   each   of  the  Named  Executive  Officers   is
     17  years,  with  the exception of E. Gonzalez  whose
     credited years of post-participation service  is  six
     years.    The  credited  years  of  pre-participation
     service  for each of the Named Executive Officers  is
     as   follows:    S.   Bresky,  14;   R.   Steer,   9;
     R. Brenneman, 4; D. Dannov, 6; and E. Gonzalez, 15.

Non-Qualified Deferred Compensation Plan

  In  2005,  Seaboard adopted the Seaboard  Corporation
Non-Qualified Deferred Compensation Plan (the "Deferred
Compensation  Plan"), which gives  a  select  group  of
management or highly-compensated employees the right to
defer  salary  and bonus to be paid by  Seaboard  at  a
later time, all in accordance with applicable ERISA and
income  tax laws and regulations.  No income taxes  are
payable   by  the  participants  on  amounts   deferred
pursuant  to the Deferred Compensation Plan until  they
are paid to the participant.  The Deferred Compensation
Plan  also  provides for a Company contribution  to  be
credited   to  participants  in  an  amount  equal   to
Seaboard's  401(k)  Retirement  Savings  Plan  matching
percentage,  3  percent for 2010, of each participant's
deferral   pursuant   to  the   Plan,   and   of   each
participant's annual compensation in excess of the  Tax
Code limitation on the amount of compensation that  can
be   taken   into   account  under  Seaboard's   401(k)
Retirement  Savings  Plan (the  "401(k)  Match").   The
amount  of such limitation in 2010, 2009 and  2008  for
Seaboard   was   $245,000,   $230,000   and   $225,000,
respectively.

  Through  2008,  each of the Named Executive  Officers
was  a  participant in the Deferred Compensation  Plan.
Effective  January  1, 2009, the plan  was  amended  to
provide that E. Gonzalez was no longer allowed to  make
deferrals under the Deferred Compensation Plan, and the
401(k)  Match  was not made pursuant  to  the  Deferred
Compensation   Plan  for  compensation   earned   after
January 1, 2009; however, amounts deferred prior to January 1, 2009 remained subject to the plan.

  All amounts deferred and all Company contributions credited are included in the amounts reported in the Summary Compensation Table above.

       Non-Qualified Deferred Compensation Plan

                                                                      Aggregate
                 Executive      Registrant   Aggregate                 Balance
               Contributions  Contributions   Earnings    Aggregate    at Last
                   in Last       in Last       in Last   Withdrawals/   Fiscal
               Fiscal Year(1) Fiscal Year(2) Fiscal Year Distributions Year End
      Name             ($)        ($)            ($)          ($)         ($)
_______________________________________________________________________________

Steven J. Bresky     771,048      46,507       570,059       - 0 -    4,381,383
Robert L. Steer      550,000      23,153       364,254       - 0 -    2,718,281
Rodney K. Brenneman  628,309      41,763         2,331       - 0 -    1,716,090
David M. Dannov      116,093      29,796           203       - 0 -      146,091
Edward A. Gonzalez    - 0 -       - 0 -         62,572       - 0 -      453,079
___________

(1) Represents bonus earned in 2009 and deferred when paid in 2010.

(2) Represents the 401(k) Match made by Seaboard based on 2009 compensation and 2009 bonus paid in 2010.

Seaboard Marine Ltd. 401(k) Excess Plan

  Effective  January  1,  2009,  Seaboard  adopted  the
Seaboard  Marine Ltd. 401(k) Excess Plan  (the  "401(k)
Excess  Plan"),  which provides a benefit  for  certain
employees  of  Seaboard Marine Ltd.,  including  Edward
A. Gonzalez.  Pursuant to the 401(k) Plan, participants
are   paid   an  amount  equal  to  Seaboard's   401(k)
Retirement Savings Plan matching percentage, which  for
2010,  equaled  3 percent of each participant's  annual
compensation  in excess of the Tax Code  limitation  on
the  amount  of  compensation that can  be  taken  into
account  under  Seaboard's  401(k)  Retirement  Savings
Plan.   The amount of such limitation in 2010 and  2009
for  Seaboard  was $245,000 and $230,000, respectively.
The benefit earned by E. Gonzalez pursuant to this Plan for 2009 and paid to E. Gonzalez in 2010 was $25,139.
The benefit earned by E. Gonzalez pursuant to this Plan for 2010 ($23,009) will be paid to him in 2011, and is included in the Summary Compensation Table above.

Investment Option Plan

  For  the  years  2001-2004, Seaboard established  the
Investment  Option  Plan, which allowed  executives  to
reduce   their  compensation,  and  Seaboard  to   make
contributions,  in  exchange for an option  to  acquire
interests  measured by reference to  three  alternative
investments.   However,  as  a  result  of   U.S.   tax
legislation  passed  in  October  2004,  reductions  to
compensation and contributions by Seaboard  after  2004
were no longer allowed. The exercise price for each investment option was established based upon the fair market value of the underlying investment on the date of grant.

                           Investment Option Plan
                                                                         Net
                                                 Aggregate            Aggregate
                   Aggregate                       Balance    Exercise  Balance
                    Earnings       Aggregate      at Last     Price    at Last
                     in Last      Withdrawals/     Fiscal      for      Fiscal
                   Fiscal Year   Distributions    Year End    Option   Year End
 Name                 ($)            ($)           ($)        ($)       ($)
_______________________________________________________________________________

Steven J. Bresky     649,300         - 0 -       4,701,510   783,837  3,917,673
Robert L. Steer      642,518         - 0 -       4,652,414   758,938  3,893,476
Rodney K. Brenneman  162,770         - 0 -       1,861,778   362,798  1,498,980
David M. Dannov       18,105         - 0 -         131,098    21,629    109,469
Edward A. Gonzalez     - 0 -         - 0 -          - 0 -      - 0 -      - 0 -

Retiree Medical Benefit Plan

  The  Seaboard  Corporation  Retiree  Medical  Benefit
Plan  provides  family  medical  insurance  to  certain
members  of management, including each Named  Executive
Officer,  upon  his  retirement in  the  event  he  has
attained age 50, and has completed at least 15 years of
service.   This benefit is also furnished in the  event
the    Named   Executive   Officer's   employment    is
involuntarily  terminated  (other  than  if  the  Named
Executive  Officer  unlawfully  converted  a   material
amount of funds), or in the event of a change of control of Seaboard.

  Following is a summary of the present value cost to Seaboard of this benefit, assuming that this benefit was triggered and said medical insurance began to be furnished on December 31, 2010.

                                   Present Value of
                              Retiree Medical Benefit (1)
             Name                         ($)
          _______________________________________________

          Steven J. Bresky              362,857
          Robert L. Steer               451,073
          Rodney K. Brenneman           480,376
          David M. Dannov               460,152
          Edward A. Gonzalez            487,357
_______________

(1)  To  calculate  the present value of this benefit, the
     assumptions  for  claims costs,  health  care  trend,
     aging on claims, mortality and interest rate are  the
     same   as   were  used  to  accrue  a  liability   on
     Seaboard's balance sheet.

Executive Long-Term Disability Plan

  The    Seaboard   Corporation   Executive   Long-Term
Disability Plan provides disability pay continuation to
certain  members  of  management, including  R.  Steer,
R.  Brenneman,  D.  Dannov  and  E.  Gonzalez  upon   a
long-term   illness   or  injury  that   prevents   the
participant  from  being able to  perform  his  duties.
Benefits are payable following a 90 day elimination  or
waiting  period.   In  conjunction  with  the  Seaboard
Corporation Group Long-Term Disability Plan, benefits payable are equal to 70 percent of participant's salary and bonus, up to $23,000 per month for R. Steer and
R. Brenneman, and up to $18,000 per month for D. Dannov and E. Gonzalez.

         COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

  The   Board  of  Directors  has  responsibility   for
establishing,  implementing  and  monitoring  adherence
with  Seaboard's  compensation philosophy.   The  Board
ensures  that the total compensation paid to the  Named
Executive Officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

  Seaboard  maintains the philosophy that determination
of compensation for its executive officers by the Board
of  Directors is primarily based upon recognition  that
these   officers   are  responsible  for   implementing
Seaboard's long-term strategic objectives.   The  Board
subjectively    evaluates    both    performance    and
compensation  to  ensure  that Seaboard  maintains  its
ability to attract and retain superior employees in key
positions,  and  that  compensation  provided  to   key
employees  remains competitive relative to compensation
paid  to  similarly  situated executives  of  our  peer
companies.   Seaboard  does  not  maintain  any  equity
compensation plans, such as stock grants or stock options, unlike most of Seaboard's peer companies.

  Seaboard has entered into employment agreements  with
each of the Named Executive Officers, agreeing to pay a
minimum  base  salary and bonus and  severance  in  the
event of any termination by Seaboard without cause, and
non-competition provisions which restrict the  employee
from accepting employment with competitors of Seaboard.
The  Board  believes  that this
balance  of  providing assurance  to  the executives of
minimum  compensation,  coupled  with  restrictions  on
leaving  Seaboard  and taking   alternative  employment
is  consistent with Seaboard's   objective  to  attract
and   retain   top executive employees.

  It  is  the  Board's philosophy that the compensation
of  its  Named Executive Officers should not be subject
to  dramatic increases or decreases based on short-term
operating  performance.   For example,  in  years  when
Seaboard  has higher than historical average  operating
results,  bonuses of the Named Executive  Officers  are
generally  higher, but not reflective of the  potential
compensation that would have been paid to the executive
through equity compensation if Seaboard maintained  any
equity  compensation  plans.   Likewise,  bonuses   for
executives generally do not decline significantly in a year when Seaboard has lower than historical average operating results.

Setting Executive Compensation

  Based  on  the  foregoing objectives,  the  Board  of
Directors   establishes  compensation  based   upon   a
subjective review of Company performance and individual performance.

  A    significant   factor   in   determining    total
compensation is that Seaboard does not provide any long-term incentive compensation, such as stock grants or stock options.

2010 Executive Compensation Components

  For the fiscal year ended December 31, 2010, the principal components of compensation for the Named
Executive Officers were:

-    Base salary;

-    Bonus;

-    Retirement and other benefits; and

-    Perquisites and other personal benefits.

  Salaries   and  Bonuses.   To  establish   the   base
salaries  and bonuses for the Named Executive Officers,
the    Board    of   Directors   makes   a   subjective
determination, primarily considering:

- Individual review of the executive's compensation, both individually and relative to other officers;

-    Individual performance of the executive; and

-    Seaboard's operating results.

The 2010 salaries for the Named Executive Officers were
established based on the estimated increase in the cost
of  living.   The  2010 bonuses of the Named  Executive
Officers are reflective of the operating results of Seaboard and/or the area of Seaboard's business for which the Named Executive Officer is responsible, although no specific targets are utilized, and a subjective evaluation of the market data. The amount of bonuses is more dependent upon Seaboard's operating results than base salaries.

  Retirement  and Other Benefits.  Each  of  the  Named
Executive  Officers is a participant in  the  Executive
Retirement  Plan  or the Cash Balance Retirement  Plan.
The  benefit  under these plans is generally  equal  to
2.5 percent of the final average remuneration (salary plus bonus) of the participant, multiplied by the participant's years of service in the plan after January 1, 1997. The exact amount of the benefits, the offsets thereto and the benefit for years of service prior to January 1, 1997 are set forth in more detail on page 13 of this Proxy statement.

  Seaboard  also  maintains a tax-qualified  retirement
savings   plan,  to  which  all  U.S.-based  employees,
including the Named Executive Officers, are able to contribute the lesser of up to 22 percent of their annual compensation, or the limit prescribed by the Internal Revenue Service. For 2010, Seaboard matched
50 percent of the first 6 percent of compensation contributed to the plan. All matching contributions vest fully after completing 5 years of service.

  The Named Executive Officers, in addition to certain other executives, are entitled to participate in the Non-Qualified Deferred Compensation Plan, which gives participants (other than E. Gonzalez) the right to defer salary and bonus to be paid by Seaboard at a later time, all in accordance with applicable ERISA and income tax laws and regulations.

  Seaboard  also  maintains  for  each  of  the   Named
Executive  Officers  and certain other  executives  the
Seaboard  Corporation  Retiree  Medical  Benefit  Plan,
which   provides  family  medical  insurance  to   each
participant upon his retirement:  (i) in the  event  he
has  attained  age  50, and has at least  15  years  of
service;   or  (ii)  in  the  event  the  participant's
employment is involuntarily terminated (other than if the participant unlawfully converted a material amount of funds); or (iii) in the event of a change of control of Seaboard.

  The  Board  believes that Seaboard's  retirement  and
other  benefits are consistent with the  philosophy  of
Seaboard   to   provide  security  and   stability   of
employment  to  the  Named  Executive  Officers  as   a
mechanism to attract and retain these employees.

  Perquisites  and  Other Personal Benefits.   Seaboard
provides  the Named Executive Officers with perquisites
and   other  benefits  that  the  Board  believes   are
reasonable and consistent with its overall compensation
program to better enable Seaboard to attract and retain
superior employees for key positions.  These include an
automobile allowance and gas charging privileges,  life
insurance,  disability  insurance,  personal   use   of
Seaboard's airplane up to a specified number of hours, and paid time off and pay for unused paid time off.

Tax Implications

  Pursuant  to  Section 162(m) of the Internal  Revenue
Code, compensation in excess of $1 million paid to  the
Named  Executive Officers (other than Seaboard Marine's
President,  Edward  A. Gonzalez) is not  deductible  by
Seaboard, subject to certain exceptions.  The Board  of
Directors  has considered the effect of Section  162(m)
of  the Code on Seaboard's executive compensation.  The
Named  Executive Officers to whom the 162(m) limitation
applies   deferred,   pursuant  to  the   Non-Qualified
Deferred  Compensation Plan, any compensation for  2010
in excess of $1 million, such that Seaboard will not lose any deduction for 2010 for compensation paid to these Named Executive Officers. The compensation in excess of $1 million paid by Seaboard Marine to Edward
A. Gonzalez is not subject to Section 162(m) of the Code.

             COMPENSATION COMMITTEE REPORT

  The  entire Board of Directors (in the absence  of  a
compensation committee) has reviewed and discussed  the
Compensation  Discussion and Analysis set  forth  above
with   management,  and  based  on  this   review   and
discussions,   has  determined  that  the  Compensation
Discussion  and  Analysis  be  included  in  Seaboard's
Annual Report on Form 10-K and this proxy statement.

  The   Board   of   Directors   is   responsible   for
establishing  the compensation for each  of  the  Named
Executive  Officers.  To assist the Board of  Directors
in  determining 2010 bonuses and 2011 salaries for  the
Named  Executive  Officers,  S.  Bresky  and  R.  Steer
discussed  the  recommended  2010  bonuses   and   2011
salaries  for  each  of the Named  Executive  Officers,
considering  Seaboard's  performance  and  each   Named
Executive  Officer's performance during 2010.   At  the
Board of Director meeting establishing the 2010 bonuses
and  2011  salaries  for the Named Executive  Officers,
S.  Bresky advised the other Board of Director  members
the  2010 bonuses and 2011 salaries he recommended that
the  Board  approve  for each of  the  Named  Executive
Officers.  The 2010 bonuses and 2011 salaries  for  the
Named  Executive  Officers  were  determined  based  on
discussions by the Board of Directors at a  meeting  at
which   it   reviewed   S.  Bresky's   recommendations.
S. Bresky participated in the meeting, except that he did not participate in the discussions of the Board of Directors of his own 2010 bonus and 2011 salary.

  The members of the Board of Directors reviewing and discussing the Compensation Disclosure and Analysis are as follows:

 Steven  J.  Bresky    Joseph  E.  Rodrigues    David A. Adamsen
 Douglas W. Baena      Edward I. Shifman, Jr.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                     PARTICIPATION

  The  Board  of Directors does not have a Compensation
Committee.   It is the view of the Board  of  Directors
that  Seaboard  need not have a Compensation  Committee
because  Seaboard is controlled by the  Seaboard  Flour
Entities,  and because the full Board of  Directors  is
able  to  perform the functions relative  to  executive
compensation.  The full Board of Directors participated
in   the   consideration  of  executive  and   director
compensation. S. Bresky is a member of the Board of Directors of Seaboard and participates in decisions by the Board regarding executive compensation, other than his own compensation.

  During    2010,    Seaboard   paid   our    director,
J.  Rodrigues, $584,619 under the Executive  Retirement
Plan, the Seaboard Corporation Pension Plan and an individual retirement plan.

         RELATED PARTY TRANSACTIONS PROCEDURES

  Seaboard has no formal policy or procedure that must be followed prior to any transaction, arrangement or relationship with a related person, as defined by SEC regulations (e.g., directors, executive officers, any 5 percent shareholder, or immediate family member of any of the foregoing).

  Seaboard  has a written conflict of interest  policy,
which  requires  directors, officers and  employees  to
conduct their non-work activities in a manner that does
not  conflict  with  the  best interests  of  Seaboard.
Annually,  all  officers  and  salaried  employees  are
required  to  complete  a  form  disclosing  all  known
conflicts  of interest.  Seaboard's Director  of  Human
Resources  and  Seaboard's General Counsel  review  and
approve  any disclosed conflicts of interest.   In  the
event  any  of  the  executive officers  disclosed  any
conflict of interest, Seaboard's General Counsel  would
discuss  the  conflict  with  Seaboard's  Senior   Vice
President,  Chief  Financial Officer and/or  Seaboard's
President and Chief Executive Officer. In the event the conflict involved Seaboard's President and Chief
Executive Officer and was otherwise material, the conflict would be reviewed and approved by Seaboard's
Board of Directors.

  In  addition to the procedures to review conflicts of
interest,  annually, Seaboard requires  each  director,
nominee  for  a  director and officer  of  Seaboard  to
complete  a questionnaire which requires disclosure  of
any  transaction  or  loan exceeding  $120,000  between
Seaboard and such person or any member of such person's
immediate   family.   Any  such  matters   which   were
disclosed  would  be  reviewed  by  Seaboard's  General
Counsel  and  discussed with Seaboard's  President  and
Chief  Executive Officer and/or Senior Vice  President,
Chief  Financial  Officer and/or  Seaboard's  Board  of
Directors, depending on the materiality of the  matter.
During   2010,   there  were  no  such  related   party
transactions in excess of $120,000.

  The     standards    applied    pursuant    to    the
above-described procedures are to provide comfort  that
any  conflict of interest or related party  transaction
is  on  an arms-length basis which is fair to Seaboard.
This  is principally accomplished by ensuring that  the
Seaboard   person  entering  into  or   approving   the
transaction on behalf of Seaboard is independent of the person with the conflict of interest or engaging in the related party transaction with Seaboard.

   ITEM 2:  ADVISORY VOTE ON EXECUTIVE COMPENSATION

  We are providing stockholders the opportunity to cast an advisory vote on executive compensation, as required by Section 14A of the Securities Exchange Act of 1934 ("Exchange Act"). Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall
Street  Reform and Consumer Protection Act ("Dodd-Frank
Act").

  The  advisory  vote  on executive compensation  is  a
non-binding  vote  on  the compensation  of  Seaboard's
Named   Executive  Officers  disclosed  in  this  proxy
statement  as  required by Section 14A of the  Exchange
Act,  including  the  disclosure  in  the  Compensation
Discussion and Analysis section, the tabular disclosure
regarding   such  compensation  and  the   accompanying
narrative disclosure set forth in this proxy statement.
The Dodd-Frank Act requires us to hold the advisory vote on executive compensation at least once every three years.

  Stockholders  are  being  asked  to   vote   on   the
following resolution:

       RESOLVED,   that   the   stockholders    of
     Seaboard  Corporation approve, on an advisory
     basis,  the  compensation of  the  Seaboard's
     named  executive  officers, as  disclosed  in
     Seaboard's  proxy  statement  for  the   2011
     Annual Meeting of Stockholders including  the
     disclosure in the Compensation Discussion and
     Analysis   section,  the  tabular  disclosure
     regarding   such   compensation    and    the
     accompanying narrative disclosure set forth in such proxy statement.

  This advisory vote on executive compensation is not binding on Seaboard's Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

  Adoption   of   this  resolution  will  require   the
affirmative  vote  of the majority  of  the  shares  of
common  stock represented in person or by proxy at  the
meeting.  The Board of Directors recommends a vote  FOR
adoption  of  the resolution approving the compensation
of Seaboard's named executive officers, as disclosed in
this  proxy statement, including the disclosure in  the
Compensation  Discussion  and  Analysis  section,   the
tabular disclosure regarding such compensation and the accompanying narrative disclosure. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

  ITEM 3:  ADVISORY VOTE ON FREQUENCY OF THE VOTE ON
                EXECUTIVE COMPENSATION

  As required by Section 14A of the Exchange Act, we are providing stockholders the opportunity to cast an advisory vote on the frequency of stockholder advisory votes on the compensation of our executive officers
(comparable to that provided for in Item 2 above). For convenience, in this Item 3, the stockholders' advisory vote on the compensation of our executive officers is referred to as the "say-on-pay vote."

  The  advisory vote on the frequency of the say-on-pay
vote  is  a  non-binding  vote  as  to  how  often  the
say-on-pay  vote  should occur: every year,  every  two
years  or  every  three  years.   In  the  alternative,
stockholders may vote to abstain on the matter  .   The
Dodd-Frank Act requires us to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years. The Board of Directors believes a triennial frequency (that is, every three years) is the appropriate frequency for the say-on-pay vote.

  Stockholders  are  being  asked  to   vote   on   the
following resolution:

       RESOLVED,   that   the   stockholders    of
     Seaboard   Corporation   determine,   on   an
     advisory   basis,  that  the   frequency   of
     stockholder    advisory    votes    on    the
     compensation of Seaboard Corporation's named executive officers to be:

       Choice 1 - every year;

       Choice 2 - every two years; or

       Choice 3 - every three years.

  This   advisory   vote  on  the  frequency   of   the
say-on-pay  vote  is  not  binding  on  the  Board   of
Directors. However, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes.

  The   particular  choice  among  the  three   choices
included  in  the resolution that receives the  highest
number  of  votes  will be deemed  the  choice  of  the
stockholders.  The Board of Directors recommends a vote
FOR  the  selection of a triennial frequency (that  is,
Choice  3  -  every  three years)  as  the  appropriate
frequency  for  the say-on-pay vote.  Stockholders  are
not  voting  to  approve  or disapprove  the  Board  of
Director's  recommendation.   Stockholders  may  choose
among the three choices included in the resolution set forth above or may vote to abstain on the matter.

      ITEM 4:  SELECTION OF INDEPENDENT AUDITORS

  The  Audit  Committee of the Board of  Directors  has
selected  the independent registered public  accounting
firm of KPMG LLP as Seaboard's independent auditors  to
audit  the books, records and accounts of Seaboard  for
the  year ending December 31, 2011.  Stockholders  will
have  an  opportunity to vote at the annual meeting  on
whether  to  ratify the Audit Committee's  decision  in
this  regard.  Seaboard has been advised  by  KPMG  LLP
that  neither  it nor any member or associate  has  any
relationship  with  Seaboard  or  with   any   of   its
affiliates other than as independent accountants and auditors.

  Submission   of  the  selection  of  the  independent
auditors to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.
Submission to the stockholders of the selection of independent auditors is not required by Seaboard's bylaws.

  A  representative of KPMG LLP will not be present  at
the  annual  meeting,  and  thus,  will  not  have   an
opportunity   to  make  a  statement  or   respond   to
questions.

  The Board of Directors recommends that you vote for approval of the selection of KPMG LLP.

Independent Auditors' Fees

  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Seaboard's annual financial statements for 2010 and 2009, and fees billed for other services rendered by KPMG LLP during such years.

        Type of Fee              2010        2009
      _____________________________________________

      Audit Fees (1)         $1,633,939  $1,730,944
      Audit-Related Fees (2)     25,453       9,280
      Tax Fees (3)              266,827     305,262
      All Other Fees (4)          2,085       1,915
__________________

(1)  Audit    Fees,    including    those   for  statutory
     audits, include the aggregate fees paid by us  during
     2010  and 2009 for professional services rendered  by
     KPMG  LLP  for  the  audit of  our  annual  financial
     statements  and  internal  controls  over   financial
     reporting, and the review of financial statements included in our quarterly reports on Form 10-Q.

(2)  Audit-Related   Fees  include  the   aggregate   fees
     paid by us during 2010 and 2009 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit
     Fees.

(3)  Tax Fees  include  the  aggregate  fees  paid  by  us
     during   2010  and  2009  for  professional  services
     rendered by KPMG LLP for tax compliance, tax advice and tax planning, including tax audit support and transfer pricing studies.

(4)  All  Other   Fees  represent  miscellaneous  services
     performed in certain foreign countries.

Pre-Approval   of   Audit  and  Permissible   Non-Audit
Services

  The  Audit  Committee  has established  a  policy  to
pre-approve   all   audit  and  permissible   non-audit
services.   Prior to the engagement of the  independent
auditor,  the Audit Committee pre-approves the services
by  category  of service.  Fees are estimated  and  the
Audit  Committee requires the independent  auditor  and
management  to  report  actual  fees,  as  compared  to
budgeted  fees  by  category  of  service.   The  Audit
Committee has delegated pre-approval authority  to  the
Audit  Committee Chairman for engagements of less  than
$25,000.    For   informational  purposes   only,   any
pre-approval  decisions  made by  the  Audit  Committee
Chairman  are  reported at the Audit  Committee's  next
scheduled  meeting.   The percentage  of  audit-related
fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2010 was 100 percent of the total fees incurred.

Audit Committee Report to Stockholders

  The  Audit  Committee  of Seaboard  is  comprised  of
three  directors who are "independent," as  defined  by
the  NYSE Amex Equities listing standards, and operates
under  a  written charter.  The Audit Committee Charter
is     available    on    Seaboard's     website     at
www.seaboardcorp.com.

  The Audit   Committee   has  reviewed   the   audited
financial statements for fiscal year 2010 and discussed
them with management and with the independent auditors,
KPMG  LLP.   The  Audit Committee also  discussed  with
KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended,
"Communication with Audit Committees with Governance," as adopted by the PCAOB in Rule 3200T.

  The   Audit   Committee  has  received  the   written
disclosures   and  the  letter  from  the   independent
auditors  required  by applicable requirements  of  the
Public Company Accounting Oversight Board regarding the
independent  auditor's communications  with  the  Audit
Committee  concerning independence, and  has  discussed
with the independent auditors their independence.   The
Audit  Committee  has  concluded that  the  independent
auditors   currently   meet   applicable   independence
standards.

  The  Audit  Committee  has reviewed  the  independent
auditors'  fees  for audit and non-audit  services  for
fiscal  year  2010.   The  Audit  Committee  considered
whether such non-audit services are compatible with maintaining independent auditor independence and has concluded that they are compatible at this time.

  Based   on   its  review  of  the  audited  financial
statements and the other materials referred to above and the various discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Seaboard's Annual Report on Form 10-K for the year ended December 31, 2010.

  The   foregoing  has  been  furnished  by  the  Audit
Committee:

Douglas W. Baena (Chair)    David A. Adamsen    Edward I. Shifman, Jr.

                     OTHER MATTERS

  The  notice  of meeting provides for the election  of
directors,  the advisory say-on-pay vote, the  advisory
vote  on the frequency of the say-on-pay vote, and  the
selection   of  independent  auditors   and   for   the
transaction of such other business, as may properly come before the meeting. As of the date of this proxy statement, the Board of Directors does not intend to present to the meeting any other business, and it has not been informed of any business intended to be presented by others. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will take action and vote proxies, in accordance with their judgment of such matters.

  Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of the copies of reports furnished to Seaboard and written representations that no other reports were required, Seaboard believes that during fiscal 2010, all reports of ownership required under Section 16(a) of the Securities Exchange Act of
1934 for directors and executive officers of Seaboard and beneficial owners of more than 10 percent of Seaboard's common stock have been timely filed.

                 STOCKHOLDER PROPOSALS

  It  is  anticipated that the 2012 annual  meeting  of
stockholders  will  be held on  April  23,  2012.   Any
stockholder  who intends to present a proposal  at  the
2012  annual  meeting  must  deliver  the  proposal  to
Seaboard  at  9000  West 67th Street, Shawnee  Mission,
Kansas  66202,  Attention:  David  M.  Becker  by   the
applicable deadline below:

  -  If   the   stockholder  proposal is  intended  for
     inclusion in Seaboard's proxy materials for that meeting, Seaboard must receive the proposal no later than November 19, 2011. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

  -  If  the  stockholder  proposal  is to be presented
     without inclusion in  Seaboard's  proxy  materials
     for  that  meeting,  Seaboard  must  receive   the
     proposal no later than January 26, 2012.

  Proxies solicited in connection with the 2012  annual
meeting  of  stockholders will confer on the  appointed
proxies  discretionary  voting  authority  to  vote  on
stockholder  proposals  that  are  not  presented   for
inclusion in the proxy materials, unless the proposing stockholder notifies Seaboard by February 2, 2012 that such proposal will be made at the meeting.

                 FINANCIAL STATEMENTS

  The  consolidated  financial statements  of  Seaboard
for  the  fiscal year ended December 31, 2010, together
with  corresponding  consolidated financial  statements
for  the  fiscal  year  ended December  31,  2009,  are
contained  in  the  Annual Report which  is  mailed  to
stockholders  with  this proxy statement.   The  Annual
Report is not to be regarded as proxy solicitation material.

                ADDITIONAL INFORMATION

  Any   stockholder  desiring  additional   information
about  Seaboard  and its operations may,  upon  written
request,  obtain a copy of Seaboard's Annual Report  to
the  Securities and Exchange Commission  on  Form  10-K
without   charge.   Requests  should  be  directed   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202.  Seaboard's
Annual Report to the Securities and Exchange Commission on Form 10-K is also available on Seaboard's Internet website at www.seaboardcorp.com.

            HOUSEHOLDING OF PROXY MATERIALS

  The  Securities and Exchange Commission  has  adopted
rules   that   permit   companies  and   intermediaries
(including    brokers)   to   satisfy   the    delivery
requirements for proxy statements, annual  reports  and
notices  of  internet availability of  proxy  materials
with  respect to two or more stockholders  sharing  the
same  address by delivering a single package  of  these
materials   addressed  to  those  stockholders.    This
process,   which   is   commonly   referred    to    as
"householding," potentially means extra convenience for stockholders and cost savings for companies.

  We  have adopted a "householding" procedure that  you
may wish to follow.  If you are receiving multiple sets
of  proxy  materials  and wish to  have  your  accounts
householded,    call    Shareholder    Relations     at
(913)   676-8800   or  send  written  instructions   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202. If you no longer wish to participate in householding (and instead wish that each stockholder sharing the same address with you receives a complete set of proxy materials), you must provide written notification to Shareholder
Relations  to  withhold your consent for  householding.
We will act in accordance with your wishes within 30 days after receiving such notification.

  Many  brokerage firms participate in householding  as
well.   If  you  have a householding request  for  your
brokerage account, please contact your broker.

                YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.

   We encourage you to take advantage of Internet or telephone voting.
            Both are available 24 hours a day, 7 days a week.

   Internet and telephone voting is available through 11:59 PM
   Eastern Time the day prior to the shareholder meeting date.

         SEABOARD CORPORATION                   INTERNET
                                       http://www.proxyvoting.com/seb
                                        Use the internet to vote your
                                        proxy.  Have your proxy card
                                        in hand when you access the
                                        web site.

                                                   OR

                                               TELEPHONE
                                             1-866-540-5760
                                        Use     any    touch-tone
                                        telephone  to  vote  your
                                        proxy.   Have your  proxy
                                        card  in  hand  when  you
                                        call.

                                        If you vote your proxy by
                                        Internet or by telephone,
                                        you  do NOT need to  mail
                                        back your proxy card.

                                        To  vote  by mail,  mark,
                                        sign  and date your proxy
                                        card and return it in the
                                        enclosed     postage-paid
                                        envelope.

                                        Your     Internet      or
                                        telephone vote authorizes
                                        the named proxies to vote
                                        your  shares in the  same
                                        manner  as if you marked,
                                        signed and returned  your
                                        proxy card.

93119
                    - FOLD AND DETACH HERE -

THIS  PROXY  WILL BE VOTED AS DIRECTED,  OR  IF  NO   Please
DIRECTION  IS  INDICATED, WILL BE VOTED  "FOR"  THE   mark  your
ELECTION OF ALL OF THE DIRECTORS, "FOR" ITEMS 2 AND   votes   as  [X]
4 AND ITEM 3 WILL BE VOTED FOR 1 YEAR.                indicated
                                                      in    this
                                                      example



                                             FOR
                           FOR  WITHHOLD     WITH
1. ELECTION OF DIRECTORS   ALL  FOR ALL   EXCEPTIONS
   Nominees:
01 Steven J. Bresky        [ ]     [ ]       [ ]
02 David A. Adamsen
03 Douglas W. Baena
04 Joseph E. Rodrigues
05 Edward I. Shifman Jr.
                                                            FOR AGAINST ABSTAIN
(INSTRUCTIONS:  To withhold         2. Proposal to approve  [ ]   [ ]     [ ]
authority to  vote  for any            the advisory  (non-
individual   nominee,  mark            binding) resolution
the "Exceptions"  box above            relating to
and   write    the   number            executive
preceding   that  nominee's            compensation.
name in  the space provided
below.  In such  case, this                           1      2      3
proxy will be voted for all                          year  years  years Abstain
directors except as  listed         3. Frequency      [ ]   [ ]    [ ]    [ ]
by number).                            of advisory
                                       vote on
*Exceptions                            executive
___________________________            compensation.

                                                            FOR AGAINST ABSTAIN
                                    4. Ratification of      [ ]   [ ]     [ ]
                                       the appointment
                                       of KPMG LLP as
                                       the Company's
                                       independent
                                       registered
                                       public
                                       accounting
                                       firm.

                                                 Mark Here for Address    [ ]
                                                 Change or Comments
                                                 SEE REVERSE


NOTE:   Please  sign  as name appears hereon.  Joint owners  should each  sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature________________________ Signature______________________ Date_________

You can now access your Seaboard Corporation account online.

Access  your  Seaboard Corporation account  online  via  Investor
ServiceDirect (ISD).

BNY  Mellon Shareowner Services, the transfer agent for  Seaboard
Corporation, now makes it easy and convenient to get current information on your shareholder account.

     -  View account status          -  View payment history for dividends
     -  View certificate history     -  Make address changes
     -  View book-entry information  -  Obtain a duplicate 1099 tax form

                     Visit us on the web at
        http://www.bnymellon.com/shareowner/equityaccess
  For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                   Monday-Friday Eastern Time

                     Investor ServiceDirect

           Available 24 hours per day, 7 days per week

                TOLL FREE NUMBER:  1-800-370-1163

                 Choose  MLinkSM for  fast,  easy
                 and secure 24/7 online access to
                 your   future  proxy  materials,
                 investment plan statements,  tax
                 documents and more.  Simply  log
                 on to Investor ServiceDirect  at
                 www.bnymellon.com/shareowner/equ
                 ityaccess   where   step-by-step
                 instructions  will  prompt   you
                 through enrollment


Important  notice  regarding the Internet availability  of  proxy
materials  for  the  Annual Meeting of Stockholders.   The  Proxy
Statement and the 2010 Annual Report to Stockholders are available at: http://www.seaboardcorp.com (under "Investors" and "SEC Filings" tabs).



                    - FOLD AND DETACH HERE -

                              PROXY
                      SEABOARD CORPORATION
         Annual Meeting of Stockholders - April 25, 2011
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

  The  undersigned  hereby appoints Steven J. Bresky  and  Robert
L. Steer, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Seaboard Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held April 25, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.


   Address Change/Comments
(Mark the corresponding box on the
        reverse side)


                                 BNY MELLON SHAREOWNER SERVICES
                                 P.O. BOX 3550
                                 SOUTH HACKENSACK, NJ  07606-9250



                                                                          93119
(Continued and to be marked, dated and signed, on the other side)